                                                          UNITED STATES

                                       SECURITIES AND EXCHANGE COMMISSION

                                                      Washington, D.C. 20549

                                                                FORM 8-K

                                                       CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                               Date of Report: May 29, 2012

                                                       BILLET FINDER, INC.

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                                  (Exact name of registrant as specified in its charter)

                        Nevada                                  333-172590               46-0525610

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         (State or other jurisdiction of            (Commission File        (IRS Employer

           incorporation)                                    Number)                     Identification Number)

1894 Clarence Street, Sarnia, Ontario, N7X 1C8, Canada

                               (Address of Principal Executive Offices) (Zip Code)

                                                          519-331-1103

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                           Registrant's telephone number, including area code

                                                                N/A

                                                               -------

                  (Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c)

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Director

On May 29, 2012 Jeff Freiberger was appointed to the Board of Directors.

There are no transactions between Mr. Freiberger and the Company that are reportable under Item 404(a) of Regulation S-K. There are no family relationships among our directors or executive officers.

Appointment of Officers

On May 30, 2012 Jeff Freiberger was appointed as an officer of the corporation in the capacity of President, Secretary and Treasurer..

Resignation of Directors and Officers

On May 30, 2012 Kerry Tully resigned his position as President, Secretary, Treasurer and Director

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Directors Resolution
99.2	Directors Resolution
99.3	Directors Resolution

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant  has duly  caused  this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         BILLET FINDER, INC.

                                         By: /s/ Jeff Freiberger

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                                             Jeff Freiberger, President

                                          Date: May 30, 2012